                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                ------------------------------------------------
                          OPTICAL SENSORS INCORPORATED
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------
     (5)  Total fee paid:

          ------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------
     (3)  Filing Party:

          ------------------------------------------------------------------
     (4)  Date Filed:

          ------------------------------------------------------------------

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                     [LOGO OF OPTICAL SENSORS INCORPORATED]



Dear Stockholder:

     On January 23, 2004 we mailed a Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy to our stockholders of record on January 16, 2004 regarding our upcoming Special Meeting of Stockholders to be held on February 19, 2004. It has come to our attention that due to an administrative error outside of our control you did not receive the notice or proxy materials. In order to correct this oversight and comply with the requirements of our Bylaws and Delaware law, we have rescheduled the Special Meeting of Stockholders from February 19, 2004 to March 11, 2004 and changed the record date from January 16, 2004 to February 11, 2004. Therefore, enclosed please find a Proxy Statement and form of proxy as well as a Notice of Special Meeting of Stockholders that supercedes and replaces the one attached to the Proxy Statement.

     Although you are invited to attend the Special Meeting, we will not be making any presentation regarding Optical Sensors Incorporated at the Special Meeting. The meeting will be held at 9:00 a.m., local time, on Thursday, March 11, 2004, at our executive offices located at 7615 Golden Triangle Drive, Suite C, Technology Park V, Minneapolis, Minnesota 55344-3733. The Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy are enclosed.

     Whether or not you can be present at the meeting in person, please promptly vote your shares by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope to ensure that your vote is counted.

                                   Sincerely,

                                   /s/  Paulita M. LaPlante

                                   Paulita M. LaPlante
                                   President and Chief Executive Officer


Minneapolis, Minnesota
February 17, 2004

                     [LOGO OF OPTICAL SENSORS INCORPORATED]


                          OPTICAL SENSORS INCORPORATED

                       7615 Golden Triangle Drive, Suite C
                                Technology Park V
                        Minneapolis, Minnesota 55344-3733

                            -------------------------

                  Notice of the Special Meeting of Stockholders

                                 March 11, 2004

                             -----------------------

     A Special Meeting of Stockholders of Optical Sensors Incorporated will be held on Thursday, March 11, 2004, at 9:00 a.m., local time, at our executive offices located at 7615 Golden Triangle Drive, Suite C, Technology Park V, Minneapolis, Minnesota 55344-3733, for the following purpose:

     . To consider and act on a proposal to adopt the Optical Sensors Incorporated 2003 Stock Option Plan.

     We have fixed the close of business on February 11, 2004 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournments of the meeting.

     TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A POSTAGE PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

                                By Order of The Board of Directors

                                /s/  Paulita M. LaPlante

                                Paulita M. LaPlante
                                President and Chief Executive Officer


Minneapolis, Minnesota
February 17, 2004

                     [LOGO OF OPTICAL SENSORS INCORPORATED]


Dear Stockholder:

     On January 23, 2004 we mailed a Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy to our stockholders of record on January 16, 2004 regarding our upcoming Special Meeting of Stockholders to be held on February 19, 2004. It has come to our attention that due to an administrative error outside of our control that some stockholders did not receive the notice or proxy materials. In order to correct this oversight and comply with the requirements of our Bylaws and Delaware law, we have rescheduled the Special Meeting of Stockholders from February 19, 2004 to March 11, 2004 and changed the record date from Janaury 16, 2004 to February 11, 2004. Accordingly, we are enclosing a Notice of Special Meeting of Stockholders as well as an updated form of proxy that supercedes and replaces the notice and form of proxy that were previously sent to you. We would ask, however, that you continue to refer to the previously delivered Proxy Statement regarding matters to be voted upon at the meeting.

     PLEASE NOTE THAT FORM OF PROXY PREVIOUSLY DELIVERED WITH YOUR PROXY MATERIALS IS NOW INVALID FOR THE SPECIAL MEETING OF STOCKHOLDERS AND WILL BE DISREGARDED. PLEASE EXECUTE AND RETURN THE NEW FORM OF PROXY ENCLOSED WITH THIS LETTER AND NOTICE OF SPECIAL MEETING OF STOCKHOLDERS.

     Although you are invited to attend the Special Meeting, we will not be making any presentation regarding Optical Sensors Incorporated at the Special Meeting. The meeting will be held at 9:00 a.m., local time, on Thursday, March 11, 2004, at our executive offices located at 7615 Golden Triangle Drive, Suite C, Technology Park V, Minneapolis, Minnesota 55344-3733. We are enclosing the Notice of Special Meeting of Stockholders and form of proxy.

     Whether or not you can be present at the meeting in person, please promptly vote your shares by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope to ensure that your vote is counted.

                              Sincerely,

                              /s/ Paulita M. LaPlante

                              Paulita M. LaPlante
                              President and Chief Executive Officer

Minneapolis, Minnesota
February 17, 2004

                     [LOGO OF OPTICAL SENSORS INCORPORATED]


                          OPTICAL SENSORS INCORPORATED

                       7615 Golden Triangle Drive, Suite C
                                Technology Park V
                        Minneapolis, Minnesota 55344-3733

                            -------------------------

                  Notice of the Special Meeting of Stockholders

                                 March 11, 2004

                             -----------------------

     A Special Meeting of Stockholders of Optical Sensors Incorporated will be held on Thursday, March 11, 2004, at 9:00 a.m., local time, at our executive offices located at 7615 Golden Triangle Drive, Suite C, Technology Park V, Minneapolis, Minnesota 55344-3733, for the following purpose:

     . To consider and act on a proposal to adopt the Optical Sensors Incorporated 2003 Stock Option Plan.

     We have fixed the close of business on February 11, 2004 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournments of the meeting.

     TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A POSTAGE PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

                              By Order of The Board of Directors

                              /s/ Paulita M. LaPlante

                              Paulita M. LaPlante
                              President and Chief Executive Officer

Minneapolis, Minnesota
February 17, 2004

                      [LOGO] OPTICAL SENSORS INCORPORATED


                         SPECIAL MEETING OF STOCKHOLDERS
                            THURSDAY, MARCH 11, 2004



                                                                           Proxy
--------------------------------------------------------------------------------


            This Proxy is solicited by the Board of Directors for use
                    at the Special Meeting on March 11, 2004


The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing this proxy, you revoke all prior proxies and appoint Paulita M. LaPlante and Wesley G. Peterson, and each of them, with full power of substitution and revocation, to vote all shares of the common stock of Optical Sensors Incorporated held of record by you on February 11, 2004, on the matters shown on the reverse side and any other matters which may come before the Special Meeting to be held on March 11, 2004 at 9:00 a.m., local time, at 7615 Golden Triangle Drive, Suite C, Technology Park V, Minneapolis, Minnesota 55344-3733, and any adjournment or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                       See reverse for voting instructions

                               Please detach here
--------------------------------------------------------------------------------



              The Board of Directors Recommends a Vote FOR Item 1.

1. To adopt the Optical Sensors Incorporated   [ ] For  [ ] Against  [ ] Abstain
   2003 Stock Option Plan:

2. In their discretion, the Proxies are        [ ] For  [ ] Against  [ ] Abstain
   authorized to vote upon such other
   business as may properly come before
   the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR ITEM 1.

Address Change? Mark Box [ ]
Indicate changes below:                       Dated:__________________, 2004

                                              ---------------------------------
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                                              ---------------------------------
                                              Signature(s) in Box

                                              Please sign exactly as name
                                              appears below. When shares are
                                              held by joint tenants, both
                                              should sign. When signing as
                                              attorney, executor, administrator,
                                              fiduciary, trustee or guardian, or
                                              as a custodian for a minor, please
                                              give full title as such. If a
                                              corporation, please sign the
                                              corporation name in full by a duly
                                              authorized officer of the signer.
                                              If a partnership, please sign in
                                              partnership name by authorized
                                              person.